SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report:  May 1, 2009

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Second Amended Third Closing of July 2008 Securities Purchase Agreement

On July 29, 2008 (the “Closing Date”), NeoMedia Technologies, Inc., a Delaware corporation (the "Company") entered into a Securities Purchase Agreement (the “SPA”) to issue and sell secured convertible debentures (the “Debentures” and each, a “Debenture”) to YA Global Investments, L.P. (the “Investor”) in the principal amount of up to Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000) pursuant to the terms of the SPA, by and between the Company and the Investor, of which the first secured convertible Debenture in the amount of $2,325,000 was funded on the Closing Date, the second secured convertible Debenture in the amount of $2,325,000 was funded on October 28, 2008 and a third Debenture in the amount of $4,000,000 was to be funded on or after January 1, 2009 subject to certain conditions set forth in the SPA.

On April 6, 2009, the Company and the Investor entered into an Amendment Agreement (the “Amendment”) whereby the SPA was amended in order to reduce the amount of the third secured convertible Debenture (as discussed above) from $4,000,000 to $1,100,000, and whereby such Third Closing (as defined in the Amendment) was broken down into two (2) separate closings, the first to occur on April 6, 2009 pursuant to which the Investor purchased a secured convertible Debenture in the principal amount of $550,000 and the second to occur on or after May 1, 2009 pursuant to which the Investor had the option to purchase a secured convertible Debenture in the principal amount of $550,000.

Furthermore, the Amendment reduced the amount of funds to be deposited into escrow in accordance with the terms of the Amendment, modified certain terms with respect to the reservation of shares and use of proceeds, and the Investor waived any event of default that may have occurred as a result of any breach by the Company of those provisions relating to the reservation of shares and use of proceeds under the SPA.  Lastly, the Company provided to the Investor a release from all causes of action, suits, debts claims and demands whatsoever known or unknown, at law, in equity or otherwise, which the Company ever had, now has or thereafter may have on or prior to April 6, 2009, and any claims for reasonable attorneys’ fees, penalties, liquidated damages, and indemnification for losses, liabilities and expenses, in consideration for the Investor’s accommodations made in the Amendment.  A copy of the Amendment is referenced hereto as Exhibit 10.13.

On May 1, 2009, the Investor exercised its option and the Company issued to the Investor a secured convertible Debenture in the principal amount of $550,000, a copy of which is attached hereto as Exhibit 10.15.  Such Debenture shall mature on July 29, 2010 (“Maturity Date”). The Debenture shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Debenture), in shares of the Company’s common stock (“Common Stock”) at the applicable Conversion Price (as defined in the Debenture).  At any time after May 1, 2009, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.02 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the ten (10) trading days immediately preceding each conversion date.

The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions in the Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

In connection with the Second Amended Third Closing, the Company placed the $50,000 monitoring fee into escrow, directly from the proceeds of the Seconded Amended Third Closing on May 1, 2009 (the “Monitoring Fee” and as deposited into escrow, the “Escrow Funds”) which shall be used to compensate Yorkville Advisors LLC (“Investment Manager”) for monitoring and managing the purchase and investment made by the Investor, pursuant to the Investment Manager’s existing advisory obligations to the Investor.  The Company, Investment Manager and the Investor entered into an Escrow Agreement, dated July 29, 2008 (the “Escrow Agreement”) appointing David Gonzalez, Esq. as escrow agent (the “Escrow Agent”) to hold the Escrow Funds and to periodically disburse portions of such Escrow Funds to the Investment Manager from escrow in accordance with the terms of the Escrow Agreement, a copy of which is referenced hereto as Exhibit 10.10 (and the amended Exhibit A thereto is referenced as Exhibit 10.12 hereto).

All of the Debentures are secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor and (b) certain Patent Collateral, as such term is defined in that certain Patent Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor.  Copies of the Security Agreement and the Patent Security Agreement are referenced hereto as Exhibits 10.4 and 10.5, respectively.

In connection with the SPA, the Company also entered into those certain Irrevocable Transfer Agent Instructions with the Investor, David Gonzalez, Esq. as escrow agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent, a copy of which is referenced as Exhibit 10.11 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated July 29, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.2	First Secured Convertible Debenture, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.3	Second Secured Convertible Debenture, dated October 28, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K as field with the SEC on November 3, 2008

Exhibit 10.4	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.5	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.6	Warrant 9-1A, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.5 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.7	Warrant 9-1B, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.8	Warrant 9-1C, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.7 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.9	Warrant 9-1D, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.8 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.10	Escrow Agreement, dated July 29, 2008, by and among the Company, YA Global Investments, L.P., Yorkville Advisors, LLC and David Gonzalez, Esq.	Incorporated by reference to Exhibit 10.9 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.11	Irrevocable Transfer Agent Instructions, dated July 29, 2008, by and among the Company, the Investor, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Incorporated by reference to Exhibit 10.10 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.12	Revised Exhibit A to Escrow Agreement, dated October 28, 2008	Incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K as filed with the SEC on November 3, 2008

Exhibit 10.13	Amendment Agreement, dated April 6, 2009, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K as filed with the SEC on April 13, 2009

Exhibit 10.14	Third Secured Convertible Debenture (first amended third closing), dated April 6, 2009, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K as filed with the SEC on April 13, 2009

Exhibit 10.15	Fourth Secured Convertible Debenture (second amended third closing), dated May 1, 2009, issued by the Company to YA Global Investments, L.P.	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2009	NEOMEDIA TECHNOLGIES, INC.

By: /s/ Michael Zima
Name: Michael Zima
Its: Chief Financial Officer